                                                                  EXHIBIT (c)(5)

NUMBER                                                                    SHARES

______                                                                    ______


                        VAN KAMPEN EMERGING GROWTH FUND

                                    CLASS R

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                 _______________

                                                                 CUSIP 92113B502
                                                                 _______________

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Emerging Growth Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                         Dated

                                  [VAN KAMPEN
                              EMERGING GROWTH FUND
                                 DELAWARE SEAL]

A. Thomas Smith III                                       Richard F. Powers, III
    Secretary                                                  President


                                                                       KC 002717

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              COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES, INC.
                  P.O. BOX 418256, KANSAS CITY, MO 64141-9256

                                                                  TRANSFER AGENT
              By
                  -----------------------------------------------
                                               AUTHORIZED OFFICER

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             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                        VAN KAMPEN EMERGING GROWTH FUND

                                    CLASS R

NUMBER                                                                    SHARES
KC

ACCOUNT NO.          ALPHA CODE               DEALER NO.           CONFIRM NO.

TRADE DATE                                    CONFIRM DATE      BATCH I.D. NO.

                                              CHANGE NOTICE: IF THE ABOVE
                                              INFORMATION IS INCORRECT OR
                                              MISSING, PLEASE PRINT THE
                                              CORRECT INFORMATION BELOW, AND
                                              RETURN TO:

                                              VAN KAMPEN INVESTOR SERVICES, INC.
                                              P.O. BOX 218256
                                              KANSAS CITY, MISSOURI 64141-9256

                                              --------------------------------
                                              --------------------------------
                                              --------------------------------

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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

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For value received,                        hereby sell, assign and transfer unto

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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                                                                         Shares
------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and hereby irrevocably constitute and appoint
                                   ---------------------------------------------
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated,                                                      20
            -----------------------------------------------------  -----

            --------------------------------------------------------------------
                                          Owner
            --------------------------------------------------------------------
                                Signature of Co-Owner, if any

IMPORTANT   {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
            {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

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     * The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants              UNIF GIFT MIN. ACT - ______ custodian ______
            in common                                    (Cust)          (Minor)
                                                         under Uniform Gifts to
TEN ENT   - as tenants by                                       Minors Act
            the entireties
                                                       -------------------------
JT TEN    - as joint tenants                                     (State)
            with right of sur-
            vivorship and not
            as tenants in common

     Additional abbreviations may also be used though not in the above list

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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY